                                                                 EXHIBIT NO. 23



                         INDEPENDENT AUDITORS' CONSENT

      We consent to the incorporation by reference in Registration Statements No. 33-23474, No. 33-29585, No. 33-22550, No. 33-35128, No. 33-38702, No.
33-46824, No. 33-57235, No. 33-54081, No. 33-54085, No. 33-54087, No.
333-18267, No. 333-22977, No. 333-36635 and No. 333-66777 of Quanex Corporation
of our report dated November 23, 1998 appearing in this Annual Report on Form 10-K of Quanex Corporation for the year ended October 31, 1998.


Deloitte & Touche LLP

Houston, Texas
January 12, 1999